INCOME TAX	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
INCOME TAX

9. Income Taxes

The Company computes its tax provision for interim periods by applying the estimated annual effective tax rate to year-to-date ordinary quarterly earnings. The tax expense or benefit related to significant unusual or infrequently occurring items that will be separately reported or reported net of their related tax effect, and are individually computed, is recognized in the interim period in which those items occur. In addition, the effect of changes in enacted tax laws or rates or tax status is recognized in the interim period in which the change occurs.

During the three months ended March 31, 2021 and March 31, 2020, the Company recorded income tax benefit of $1.0 million and $0.2 million, respectively. The Company’s effective tax rate differed from the U.S. federal statutory rate of 21% is primarily due to mix of pre-tax income (loss) results by jurisdictions taxed at different rates and changes in the valuation allowance for tax losses in certain foreign jurisdictions for which no benefit can be taken.

The Company’s effective tax rate may be subject to fluctuation during the year as new information is obtained, which may affect the assumptions used to estimate the annual effective tax rate, including factors such as the mix of forecasted pre-tax earnings in the various jurisdictions in which the Company operates, valuation allowances against deferred tax assets, the recognition and de-recognition of tax benefits related to uncertain tax positions, and changes in or the interpretation of tax laws in jurisdictions where the Company conducts business.

The Company is subject to tax examinations in various jurisdictions. As of March 31, 2021 and December 31, 2020, the total amount of federal and foreign unrecognized tax benefits was $5.4 million and $5.4 million, respectively, exclusive of interest and penalties. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as part of the provision for income taxes. As of March 31, 2021 and December 31, 2020, the Company had $1.3 million and $1.2 million, respectively, of accrued interest and penalties associated with unrecognized tax benefits. These amounts were included in other non-current liabilities in their respective years. As of March 31, 2021 and December 31, 2020, the total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate was not material.

Based on information available as of March 31, 2021, it is reasonably possible that the total amounts of unrecognized tax benefit could decrease by approximately $4 million over the next 12 months as a result of filing amended tax returns and potential lapses of the applicable statutes of limitations.

9. Income Taxes

Pretax loss resulting from domestic and foreign operations is as follows:

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Domestic	$(19,107)	$(13,320)	$2,292
Foreign	3,200	(6,240)	(4,310)

Pretax loss from continuing operations	$(15,907)	$(19,560)	$(2,018)

The components of the provision (benefit) for income taxes consists of the following:

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Current income tax expense:
Federal	$—	$—	$—
State and local	411	80	83
Foreign	1,096	1,813	1,148

Total current income tax expense	1,507	1,893	1,231
Deferred income tax expense (benefit) :
Federal	(175)	—	—
State and local	(843)	—	—
Foreign	573	(1,279)	699

Total deferred income tax expense (benefit)	(445)	(1,279)	699

Total income tax expense	$1,062	$614	$1,930

The reconciliation of the amounts at the U.S. federal statutory income tax rate to the company’s effective income tax rate is as follows:

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
U.S. federal statutory tax rate	$(3,340)	$(4,108)	$(424)
State and local income taxes, net	(519)	80	83
Stock-based compensation	6,770	2,748	219
Change in valuation allowance	(3,216)	1,516	2,561
Foreign operations	1,575	(375)	(433)
True-up adjustments	(538)	497	(167)
Permanent differences	65	157	114
Other, net	265	99	(23)

Total	$1,062	$614	$1,930

The Company’s effective tax rate differed from the U.S. federal statutory rate primarily due to mix of pre-tax income (loss) results by jurisdictions taxed at different rates than 21%, stock based compensation, and changes in valuation allowance in the U.S. and certain foreign jurisdictions.

Deferred income taxes are provided for the tax effect of temporary differences between the financial reporting basis and the tax basis of assets and liabilities. Significant components of the Company’s deferred tax assets and (liabilities) are as follows:

	December 31, 2020	December 31, 2019
	(in thousands)
Deferred tax asset:
Net operating loss carryforwards	$6,814	$8,710
Deferred revenue	4,886	5,485
Compensation and benefits	1,792	740
Foreign tax credit	720	720
Other	1,066	1,098

Total deferred tax asset	15,278	16,753
Deferred tax liability:
Property and equipment	(140)	(112)
Commissions	(5,285)	(4,171)
Prepaid subscription	(580)	—
Unbilled receivable	(1,632)	—

Total deferred tax liability	(7,637)	(4,283)

Net deferred tax asset before valuation allowance	7,641	12,470
Less valuation allowance	(5,530)	(10,133)

Total net deferred tax asset	$2,111	$2,337

As of December 31, 2020, the Company had net operating loss (“NOL”) carryforwards for U.S. federal, and state and local income tax totaling $1.2 million and $12.2 million respectively, which may offset future taxable income. Of the $1.2 million in U.S federal NOL carryforwards, $0.2 million will expire in 2037 and $0.9 million can be carried forward indefinitely, subject to an 80% taxable income limitation in the year of utilization. The state NOL carryforwards begin to expire in 2027. The Company also has foreign NOL carryforwards of approximately $23.2 million, which will expire beginning 2024 and NOL carryforward periods vary from 6 years to indefinite period. The Company has $0.7 million of foreign tax credit carryforwards available that expire in 2022 and 2023.

Under the provisions of the Internal Revenue Code, the U.S. NOL carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. NOL and tax credit carryforwards may become subject to an annual limitation in the event of a 50% cumulative change in the ownership interest of significant stockholders over a three-year period in excess of 50%, as defined under Sections 382 and 383 of the Internal Revenue Code, as well as similar state tax provisions. This could limit the amount of NOLs that the Company can utilize annually to offset future taxable income or tax liabilities. The amount of the annual limitation, if any, will be determined based on the value of the Company immediately prior to the ownership change. The Company may have experienced an ownership change prior to December 31, 2020, however, the Company does not believe its NOL carryforwards would be limited under IRC Section 382. The Company could experience an ownership change in the future which could limit the utilization of certain NOL carryforwards.

ASC 740-10-30-5 requires that a valuation allowance be established when it is more likely than not that all or a portion of a deferred tax asset will not be realized. In making this assessment, management considered all available positive and negative evidence, including the level of historical taxable income, future reversals of existing temporary differences, tax planning strategies, and projected future taxable income. On the basis of this evaluation, a valuation allowance of $5.5 million and $10.1 million was recorded as of December 31, 2020 and December 31, 2019, respectively, against certain jurisdiction’s net deferred tax assets for which it is more likely than not that the tax benefit will not be realized. The valuation allowance was decreased by $4.6 million and $10.0 million for the year ended December 31, 2020 and the year ended December 31, 2019, respectively, primarily due to the utilization of NOL carryforwards in various jurisdictions. For the year ended December 31, 2020, the Company released valuation allowance in net deferred tax assets in the U.S, South Africa and Germany. The Company determined that there is sufficient positive evidence to conclude that it is more likely than not that additional deferred taxes of are realizable.

The Tax Cuts and Jobs Act of 2017 (“Act”) subjects a U.S. shareholder to tax on global intangible low-taxed income (“GILTI”) earned by certain foreign subsidiaries. The Company has elected to account for GILTI as a period expense in the year the tax is incurred. As a result of the Act and the current U.S taxation of deemed repatriated earnings, the additional taxes might be payable upon repatriation of foreign earnings. As of December 31, 2020, the Company did not provide any foreign withholding taxes related to its foreign subsidiaries’ undistributed earnings, as such earnings have been retained and are intended to be indefinitely reinvested to fund ongoing operations of the foreign subsidiaries. It is not practicable to estimate the amount of taxes that would be payable upon remittance of these earnings, because such tax, if any, is dependent upon circumstances existing if and when remittance occur.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits, excluding interest and penalties is as follows:

	December 31, 2020	December 31, 2019
	(in thousands)
Beginning balance	$5,230	$999
Additions based on tax provisions related to the current year	—	4,236
Additions for tax positions of prior years	139	—
Reduction for tax positions of prior years	—	(5)
Reduction for settlements	—	—
Expiration of applicable statute of limitations	—	—

Ending balance	$5,369	$5,230

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as part of the provision for income taxes. As of December 31, 2020, and December 31, 2019, the Company had $1.2 million and $1.0 million, respectively, of accrued interest and penalties associated with unrecognized tax benefits. These amounts were included in other non-current liabilities in their respective years. As of December 31, 2020 and December 31, 2019, the total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate was not material.

Based on information available as of December 31, 2020, it is reasonably possible that the total amounts of unrecognized tax benefit could decrease by approximately $4.0 million over the next 12 months as a result of filing amended tax returns and potential lapses of the applicable statutes of limitations.

The Company files income tax returns in the U.S. federal jurisdiction, various state and foreign jurisdictions. The tax years 2016 through 2019 generally remain open for examination for federal, state and local tax purposes. The tax years 2010 through 2019 are open and subject to audit by foreign jurisdictions. To the extent utilized in future years’ tax returns, net operating loss carryforwards at December 31, 2020 and December 31, 2019 will remain subject to examination until the respective tax year is closed.

In March 2020, the President of the United States signed into law the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”). The CARES Act, among other things, includes certain income tax provisions for corporations; these changes to U.S. tax law do not have a material impact on the Company’s provision for income taxes in its consolidated financial statements. In addition, although many countries in which the Company has operations have also issued some form of COVID-19 related income tax guidance, this guidance does not have a material impact on provision for income tax in its consolidated financial statement as of December 31, 2020.

Apex Technology Acquisition Corp [Member]
INCOME TAX

NOTE 10. INCOME TAX

The Company’s net deferred tax assets are as follows:

	As of December 31,
	2020	2019
Deferred tax asset
Organizational costs/Startup expenses	$1,568,202	$61,973

Total deferred tax asset	1,568,202	61,973
Valuation allowance	(1,568,202)	(61,973)

Deferred tax asset, net of allowance	$—	$—

The income tax provision consists of the following:

	As of December 31,
	2020	2019
Federal
Current	$281,381	$317,902
Deferred	(1,115,020)	(61,973)
State
Current	$129,934	$—
Deferred	(391,209)	—
Change in valuation allowance	1,506,229	61,973

Income tax provision	$411,315	$317,902

As of December 31, 2020 and 2019, the Company did not have any U.S. federal and state net operating loss carryovers available to offset future taxable income.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the year ended December 31, 2020 and for the period from April 5, 2019 (inception) through December 31, 2019, the change in the valuation allowance was $1,506,229 and $61,973, respectively.

A reconciliation of the federal income tax rate to the Company’s effective tax rate is as follows:

	As of December 31,
	2020	2019
Statutory federal income tax rate	21.0%	21.0%
State taxes, net of federal tax benefit	7.0%	0.0%
Change in fair value of warrant liability	(26.2)%	0.0%
Change in valuation allowance	(2.5)%	5.1%
Income tax provision	(0.7)%	26.1%

The Company files income tax returns in the U.S. federal jurisdiction in various state and local jurisdictions and is subject to examination by the various taxing authorities for 2019 and 2020.